SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2004

(Date of earliest event reported)

MEDICAL DISCOVERIES, INC.

(Exact name of registrant as specified in its charter)

Utah	0-12627	87-0407858
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS. Employer Identification No.)

738 Aspenwood Lane
Twin Falls, Idaho 83301
(208) 736-1799

(Address of principal executive offices and telephone number, including area code)

Item 9. Regulation FD Disclosure

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release that was released on May 20, 2004 and is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL DISCOVERIES, INC.
/s/ Judy M. Robinett
Judy M. Robinett
Date: May 20, 2004	President and Chief Executive Officer

2

INDEX OF EXHIBITS

Number	Description
99	Press Relese issued May 20, 2004